UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007

Global Food Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31385	52-2257546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Court Street, Hanford, California 93230
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 559-589-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) Effective December 6, 2007, Global Food Technologies, Inc. (the “Company”) dismissed Weinberg & Company, P.A. as its independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee. The report of Weinberg & Company, P.A. dated June 27, 2007 on our consolidated financial statements for the year ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. The report of Weinberg & Company, P.A. dated May 2, 2006, except for Note 2, as to which the date is May 18, 2007, on our consolidated financial statements for the year ended December 31, 2005 (Restated), did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2006 and 2005, and in the subsequent interim period from January 1, 2007 through December 6, 2007 (the date of dismissal), there were no disagreements with Weinberg & Company, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to their satisfaction, would have caused them to make reference to the matter in their report.

The Company has provided Weinberg & Company, P.A. with a copy of this disclosure. Exhibit 16.1 attached hereto is a copy of Weinberg & Company, P.A.’s letter, dated January 10, 2008, stating that it agrees with the above statements.

(b) Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) was engaged by the Company on December 6, 2007, as our principal accountant.

During the fiscal years ended December 31, 2006 and 2005 and through the date hereof, neither we nor anyone on our behalf consulted with Squar Milner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Squar Milner provided to us a written report or oral advice regarding such principles or audit opinion or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Weinberg & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL FOOD TECHNOLOGIES, INC.

Dated: January 10, 2008	By:	/s/ Marshall F. Sparks
Marshall F. Sparks, Chief Financial Officer